UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                November 14, 2007

                              --------------------

                             CHINA IVY SCHOOL, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                      000-50240                   98-0338263
          ------                      ---------                   ----------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

                         Anlian Building, Suite #A 1501,
                        Futian District, Shenzhen, China
          ------------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

                                 (852) 2511-1665
                                 ---------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

      The following information is furnished under Item 2.02 - Results of Operations and Financial Condition, and Item 7.01 - Regulation FD Disclosure:

      On November 14, 2007, China Ivy School, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2007. A copy of such press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.

99.1  China Ivy School, Inc. Reports Third Quarter 2007 Results

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                CHINA IVY SCHOOL, INC.


DATE: November 14, 2007                         By: /s/ Yongqi Zhu
                                                    ----------------------------
                                                Name:   Yongqi Zhu
                                                Title:  Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.

99.1  Press Release: China Ivy School, Inc. Reports Second Quarter 2007 Results